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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 31, 1999
                                                 -----------------------------


                                  MINIMED INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    0-26268                 95-4408171
----------------------------        -----------            ------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)           Identification No.)


12744 San Fernando Road, Sylmar, California                    91342
-------------------------------------------                 ----------
 (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (818) 362-5958
                                                   ---------------------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.  OTHER EVENTS.

         On August 31, 1999, MiniMed Inc. and Fimed, Inc. entered into a settlement agreement and mutual release (the "Agreement") relating to the litigation currently pending in Los Angeles County Superior Court. Neither Fimed nor MiniMed acknowledged or admitted any liability as part of such settlement. Pursuant to the Agreement, terms of the settlement will be kept confidential.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 1999              MINIMED INC.


                                    By:   /s/ Eric S Kentor
                                          -------------------------------------
                                    Name: Eric S. Kentor
                                    Its:  Senior Vice President, General Counsel
                                          and Secretary







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